SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  April 1, 2002



                              THE PITTSTON COMPANY
             (Exact Name of registrant as specified in its charter)





          Virginia               1-9148              54-1317776
       (State or other        (Commission          (I.R.S. Employer
        jurisdiction          File Number)        Identification No.)
      of Incorporation)




      1801 Bayberry Court
      P. O. Box 18100
      Richmond, VA                                    23226-8100
      (Address of principal                           (Zip Code)
      executive offices)



                                  (804)289-9600
              (Registrant's telephone number, including area code)


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Item 5.  Other Events
-------  ------------

            The Registrant announced today temporary coal production cutbacks in response to adverse market conditions. The Registrant's press release dated April 1, 2002 is attached as an exhibit to this report and incorporated herein by reference.


                                   EXHIBITS

99(a) Registrant's press release dated April 1, 2002.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE PITTSTON COMPANY
                                        (Registrant)



                                    By    /s/ Robert T. Ritter
                                      ----------------------------------
                                       Vice President and Chief
                                       Financial Officer


Dated: April 1, 2002

                                   EXHIBITS



Exhibit     Description
-------     -----------

99(a)       Registrant's press release dated April 1, 2002.